SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 December 20, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
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               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 736-3515
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               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 20, 2006, American TonerServ Corp. (the "Company") entered into a Customer List Purchase Agreement ("Agreement") with Brody Enterprises, which had been doing business as "Sun Products," pursuant to which the Company acquired Brody Enterprises' list of customers and related information. Brody Enterprises has been engaged in the distribution of remanufactured laser toner cartridges, primarily to business customers. The Company intends to use the customer list to solicit sales of remanufactured toner cartridges to increase the Company's sales of such products.

     As consideration for the purchase of the customer list, the Company gave Brody Enterprises a non-interest-bearing Promissory Note (the "Note") in the principal amount of $800,000. The Note is due and payable in equal installments of $200,000 on January 2, 2007, 2008, 2009 and 2010.

     The forgoing is not intended to be a complete summary of the terms and conditions of the Agreement or the Note, copies of which are filed as Exhibits
10.1 and 10.2, respectively, to this report.

     Also on December 20, 2006, the Company entered into a Consulting Agreement with Arnold Brody, the president of Brody Enterprises, pursuant to which Mr. Brody will provide consulting services to the Company with regard to the Company's marketing efforts. The consulting agreement with Mr. Brody is for a term of four years but may be cancelled by either party on 30 days' written notice. Mr. Brody will receive a consulting fee of $100,000 per year, and the fee for the first year of services will be paid regardless of termination during that time, unless the consulting agreement is terminated by the Company for cause.

     The forgoing is not intended to be a complete summary of the consulting agreement with Mr. Brody, a copy of which is filed as Exhibit 10.3 to this report.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December 21, 2006, the Company acquired a customer list and related information from Brody Enterprises as described in Item 1 of this report. The amount and nature of the consideration paid for the customer list is described in Item 1 of this report.

     Brody Enterprises and its affiliates had no prior material relationships with the Company or its affiliates prior to this transaction. In connection with the acquisition, the Company entered into independent sales partner agreements with two persons who had served as sales representatives of Brody Enterprises who will serve as an independent sales representative of the Company and will be entitled to be paid commissions related to their services.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The exhibits identified below are filed as part of this report:

     Exhibit 10.1  Customer List Purchase Agreement with Brody Enterprises

     Exhibit 10.2  Promissory Note issued to Brody Enterprises

     Exhibit 10.3  Consulting Agreement with Arnold Brody

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMERICAN TONERSERV CORP.



Dated: December 27, 2006                By: /s/ Daniel J. Brinker
                                            Daniel J. Brinker, President











































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